Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is prepared in accordance with Article 11 of Regulation S-X to give effect to the Business Combination.

The following unaudited pro forma condensed combined financial information is based on this historical consolidated financial statements of Holdings and Spartacus, as adjusted to give effect to the Business Combination. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 assumes that the Business Combination was completed on June 30, 2021. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 give pro forma effect to the Business Combination as if they had occurred on January 1, 2020.

The assumptions and estimates underlying the unaudited adjustments to the unaudited pro forma condensed combined financial information are described in the accompanying notes, which should be read in conjunction with the following:

●	Holdings’ unaudited condensed consolidated financial statements and related notes as of and for the six months ended June 30, 2021 included elsewhere in this prospectus;
●	Spartacus’ unaudited condensed financial statements and related notes as of and for the six months ended June 30, 2021 included elsewhere in this prospectus;
●	Holdings’ audited consolidated financial statements and related notes for the year ended December 31, 2020 included elsewhere in this prospectus;
●	Spartacus’ audited financial statements and related notes for the period from August 10, 2020 (inception) through December 31, 2020 (as restated) included elsewhere in this prospectus; and
●	Our Management’s Discussion and Analysis of Financial Condition and Results of Operations included elsewhere in this prospectus.

Certain direct and incremental costs related to the Business Combination will be recorded as a reduction against additional-paid-in-capital, consistent with the accounting for reverse recapitalizations. The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Business Combination.

The unaudited pro forma adjustments reflecting the consummation of the Business Combination and related transactions are based on certain estimates and assumptions. These estimates and assumptions are based on information available as of the dates of the unaudited pro forma condensed combined financial information and may be revised as additional information becomes available. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material.

SPARTACUS ACQUISITION CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of June 30, 2021
(In thousands, except share and per share data)

	Spartacus (Historical)	NextNav (Historical)	Pro Forma Adjustments (Assuming No Redemption)	Note 2	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Maximum Redemption)	Note 2	Combined Pro Forma (Assuming Maximum Redemption)
Assets
Current assets:
Cash and cash equivalents	$142	$7,739	$203,004	2(a)	$302,281	$(142,478)	2(n)	$159,803
			(27,639)	2(b)		—
			(85,665)	2(c)		—
			(300)	2(d)		—
			205,000	2(e)		—
Other current assets	419	9,708	(4,616)	2(b)	5,511	—		5,511
Total current assets	561	17,447	289,784		307,792	(142,478)		165,314
Cash and securities held in trust account	203,004	—	(203,004)	2(a)	—	—		—
Network under construction	—	16,853	—		16,853	—		16,853
Property and equipment, net	—	6,014	—		6,014	—		6,014
Intangible asset	—	4,067	—		4,067	—		4,067
Other assets	—	153	—		153	—		153
Total assets	$203,565	$44,534	$86,780		$334,879	$(142,478)		$192,401

Liabilities and Stockholders’ equity
Current liabilities:
Accounts payable	$1,859	$2,067	$—		$3,926	$—		$3,926
Accrued expenses and other current liabilities	—	5,398	—		5,398	—		5,398
Total current liabilities	1,859	7,465	—		9,324	—		9,324
Senior secured loan facility	—	76,087	(76,087)	2(c)	—	—		—
Warrants	24,825	145,673	(146,205)	2(h), 2(i)	24,825	—		24,825
			532	2(f)
Working capital loan	300	—	(300)	2(d)	—	—		—
Deferred underwriters’ discount	7,000	—	(7,000)	2(b)	—	—		—
Other long term liabilities	—	1,206	—		1,206	—		1,206
Total liabilities	33,984	230,431	(229,060)		35,355	—		35,355
Redeemable convertible preferred stock		383,435	(383,435)	2(o)	—	—		—
Class A Common Units, authorized 128,508,093 units; 10,753,375 units issued and outstanding at June 30, 2021 and December 31, 2020, respectively		2	(2)	2(p)	—	—		—

SPARTACUS ACQUISITION CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET — (Continued)
As of June 30, 2021
(In thousands, except share and per share data)

	Spartacus (Historical)	NextNav (Historical)	Pro Forma Adjustments (Assuming No Redemption)	Note 2	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Maximum Redemption)	Note 2	Combined Pro Forma (Assuming Maximum Redemption)
Class A common stock subject to possible redemption, 16,214,818 shares at redemption at value June 30, 2021	164,580	—	(164,580)	2(j)	—	—		—

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—	—		—	—		—
Class A common stock, $0.0001 par value; 200,000,000 shares authorized	—	—	11	2(e), 2(h), 2(i), 2(j), 2(k), 2(l)	11	(1)	2(n)	10
Class B common stock, $0.0001 par value; 20,000,000 shares authorized	1		(1)	2(k)	—	—		—
Accumulated other comprehensive loss	—	—	(96)	2(l)	(96)	—		(96)
Additional paid-in capital	13,175	—	204,998	2(e)	311,215	—		168,738
			146,205	2(h), 2(i)		—
			1,496	2(g)
			164,580	2(j)		(142,477)	2(n)
			(8,175)	2(m)		—
			(25,255)	2(b)		—
			(185,809)	2(l)		—
Accumulated Deficit	(8,175)	—	8,175	2(m)	(11,606)	—		(11,606)
			(9,578)	2(c)
			(532)	2(f)
			(1,496)	2(g)
						—
Total stockholders’ equity	5,001	—	294,523		299,524	(142,478)		157,046
Members’ deficit	—	(569,334)	569,334	2(l)	—	—		—
Total liabilities and stockholders’ equity (members’ deficit)	$203,565	$44,534	$86,780		$334,879	$(142,478)		$192,401

SPARTACUS ACQUISITION CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the six months ended June 30, 2021
(In thousands, except share and per share data)

	Spartacus (Historical)	NextNav (Historical)	Pro Forma Adjustments (Assuming No Redemption)	Note 3	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Maximum Redemption)	Note 3	Combined Pro Forma (Assuming Maximum Redemption)
Revenue	$—	$467	$—		$467	$—		$467

Operating expenses:
Costs of goods sold (exclusive of depreciation and amortization)	2,673	9,600	—		12,273	—		12,273
Research and development	—	4,914	—		4,914	—		4,914
Selling, general and administrative	—	6,529	—		6,529	—		6,529
Depreciation and amortization	—	671	—		671	—		671
Total operating expenses	2,673	21,714	—		24,387	—		24,387
Operating loss	(2,673)	(21,247)	—		(23,920)	—		(23,920)

Other income (expense):
Interest income (expense)	44	(5,858)	5,858	3(a)	44	—		44
Change in fair value of warrants	(1,813)	(38,841)	38,841	3(d), 3(e)	(1,813)	—		(1,813)
Other income (expense), net		(69)	—		(69)	—		(69)
Income (loss) before income taxes	(4,442)	(66,015)	44,699		(25,758)	—		(25,758)
Income tax benefit (expense)	—	(28)	—		(28)	—		(28)
Net income (loss)	$(4,442)	$(66,043)	$44,699		$(25,786)	$—		$(25,786)
Foreign currency translation adjustment	—	—	—		—	—		—
Comprehensive income (loss)	$(4,442)	$(66,043)	$44,699		$(25,786)	$—		$(25,786)

SPARTACUS ACQUISITION CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS — (Continued)
For the six months ended June 30, 2021 — (Continued)
(In thousands, except share and per share data)

	Spartacus (Historical)	NextNav (Historical)	Pro Forma Adjustments (Assuming No Redemption)	Note 3	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Maximum Redemption)	Note 3	Combined Pro Forma (Assuming Maximum Redemption)
Weighted average shares outstanding of Class A redeemable common stock	16,948,707	—	—		—	—		—
Basic and diluted net income (loss) per share, Class A	$—	—	—		—	—
Basic and diluted weighted average shares outstanding, non-redeemable common stock	8,051,293	—	—		117,243,340	—		103,206,053
Basic and diluted net income (loss) per non-redeemable common share	$(0.55)	—	—		(0.22)	—		(0.25)
Change in redemption value of preferred units	$—	$(13,831)	$—		$—	$—		$—
Net loss attributable to common unit holders	$—	$(79,874)	$—		$—	$—		$—
Weighted average shares outstanding – basic and diluted	—	20,459	—		—	—		—
Net loss attributable to common unit holder per share – basic and diluted	$—	$(3.90)	$—		$—	$—		$—

SPARTACUS ACQUISITION CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2020
(In thousands, except share and per share data)

	For the period from August 10, 2020 (inception) through December 31, 2020 (as restated) Spartacus (Historical)	For the year ended December 31, 2020 NextNav (Historical)	Pro Forma Adjustments (Assuming No Redemption)	Note 3	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Maximum Redemption)	Note 3	Combined Pro Forma (Assuming Maximum Redemption)
Revenue	$—	$569	$—		$569	$—		$569

Operating expenses:
Costs of goods sold (exclusive of depreciation and amortization)	788	7,770	532	3(b)	10,586	—		10,586
			1,496	3(c)
Research and development	—	8,777	—		8,777	—		8,777
Selling, general and administrative	—	13,256	—		13,256	—		13,256
Depreciation and amortization	—	235	—		235	—		235
Total operating expenses	788	30,038	2,028		32,854	—		32,854
Operating loss	(788)	(29,469)	(2,028)		(32,285)	—		(32,285)
Other income (expense):
Interest income (expense)	29	(10,037)	10,037	3(a)	29	—		29
Change in fair value of warrants	(2,975)	(97,604)	97,604	3(d), 3(e)	(2,975)	—		(2,975)
Other income (expense), net	—	(188)	—		(188)	—		(188)
Loss before income taxes	(3,734)	(137,298)	105,613		(35,419)	—		(35,419)
Income tax benefit (expense)	—	(38)	—		(38)	—		(38)
Net loss	$(3,734)	$(137,336)	$105,613		$(35,457)	$—		$(35,457)
Foreign currency translation adjustment	—	12	—		12	—		12
Comprehensive loss	$(3,734)	$(137,324)	$105,613		$(35,445)	$—		$(35,445)

SPARTACUS ACQUISITION CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS — (Continued)
For the year ended December 31, 2020 — (Continued)
(In thousands, except share and per share data)

	For the period from August 10, 2020 (inception) through December 31, 2020 (as restated) Spartacus (Historical)	For the year ended December 31, 2020 NextNav (Historical)	Pro Forma Adjustments (Assuming No Redemption)	Note 3	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjusments (Assuming Maximum Redemption)	Note 3	Combined Pro Forma (Assuming Maximum Redemption)
Weighted average shares outstanding of Class A redeemable common stock	8,663,166	—	—		—	—		—
Basic and diluted loss per share, Class A	$—	—	—		—	—		—
Basic and diluted weighted average shares outstanding, non-redeemable common stock	6,546,624	—	—		117,243,340	—		103,206,053
Basic and diluted loss per non-redeemable common share	$(0.57)	—	—		(0.30)	—		(0.34)
Change in redemption value of preferred units	$—	$(33,072)	$—		$—	$—		$—
Net loss attributable to common unit holders	$—	$(170,408)	$—		$—	$—		$—
Weighted average shares outstanding – basic and diluted	—	16,853	—		—	—		—
Net loss attributable to common unit holder per share – basic and diluted	$—	$(10.11)	$—		$—	$—		$—

Note 1. Basis of Pro Forma Presentation

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the consolidated results of operation subsequent to the Business Combination.

The unaudited pro forma condensed combined financial information has been prepared for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and related transactions taken place on the dates indicated, nor do they purport to project the future consolidated results of operations or financial position of the combined company. They should be read in conjunction with the historical financial statements and notes thereto of the Company and NextNav.

There were no significant intercompany balances or transactions between Spartacus and NextNav as of the date and for the periods of these unaudited pro forma condensed combined financial statements.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had Spartacus and NextNav filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of Spartacus’ shares outstanding, assuming the Business Combination and related transactions occurred on January 1, 2020.

Note 2. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2021 are as follows:

a)	Reflects the reclassification of cash held in the Trust Account that becomes available following the Business Combination, assuming no redemption.

b)	Reflects the cash payment of Spartacus and NextNav’s transaction costs of $27.6 million, expected to be incurred and paid at the close of the Business Combination. Of that amount, $7 million relates to deferred underwriting compensation incurred as part of the IPO to be paid upon the consummation of a Business Combination. The remaining transaction costs of $20.6 million include direct and incremental costs, such as legal, third party advisory, and other miscellaneous fees associated with the Mergers.

As of June 30, 2021, approximately $4.6 million of legal and third party advisory costs associated with the Mergers were accrued on the historical balance sheet of NextNav and will be reclassified from other current assets to additional paid-in capital upon the close of the Mergers.

c)	Reflects the cash payoff of NextNav’s senior secured loan facility of $85.7 million and the elimination of the corresponding liability of $76.1 million, which is presented net of debt issuance costs and discount.

d)	Reflects the repayment of the Company’s working capital loan upon consummation of the Business Combination.

e)	Reflects the gross cash proceeds from PIPE Financing of 20.5 million shares of Spartacus Class A common stock for $205.0 million from the PIPE Investors.

f)	Reflects the unvested portion of the two Class D Preferred Units warrants issued by NextNav to AT&T which vest upon the consummation of the Business Combination. For purposes of the pro forma condensed combined balance sheet these warrants are deemed to vest as of June 30, 2021, and the value of the unvested portion is based on the valuation as of June 30, 2021. The information is provided for illustrative purposes only, and the fair value of the unvested portion may significantly differ upon the consummation of the Business Combination.

g)	Reflects the unvested portion of the Class A Common Units warrant issued by NextNav to AT&T which vest upon the consummation of the Business Combination. For purposes of the pro forma condensed combined balance sheet the warrant is deemed to vest as of June 30, 2021, and the value of the unvested portion is based on the valuation as of June 30, 2021. The information is provided for illustrative purposes only, and the fair value of the unvested portion may significantly differ upon the consummation of the Business Combination.

h)	Reflects the reclassification of NextNav’s redeemable warrant liability to additional paid-in capital and common stock for the exchange of the AT&T Holdings Warrants for the AT&T Shelf Warrant.

The value of the AT&T Shelf Warrant upon exchange date is assessed by the Company to closely approximate the combined value of the AT&T Holdings Warrants, which for purposes of the pro forma condensed combined balance sheet as of June 30, 2021 is deemed to be the fair value of the AT&T Holdings Warrants as of this date. The information is provided for illustrative purposes only, and the fair value of the AT&T Holdings Warrants may significantly differ upon the consummation of the Business Combination.

i)	Reflects the reclassification of NextNav’s redeemable warrant liability to additional paid-in capital and common stock as a result of: i) the exercise of outstanding warrants, other than the AT&T Holdings Warrants, immediately prior to the Mergers ii) as well as the reclassification of certain unexercised warrants, other than those held by AT&T, to permanent equity.

j)	Represents the reclassification of $164.6 million of Class A common stock subject to possible redemption to permanent equity assuming no redemptions.

k)	Reflects the reclassification of $1 thousand for the par value of Spartacus Class B common stock to the par account for Class A common stock to account for the conversion of all outstanding, non-forfeited Class B common stock to Class A common stock (see Note 4).

l)	Reflects the recapitalization of NextNav, including the reclassification of members’ equity to common stock, additional paid-in capital, and accumulated other comprehensive loss.

m)	Reflects the elimination of Spartacus’ historical retained earnings.

n)	Reflects $142.5 million withdrawal of funds from the Trust Account to fund the redemption of approximately 14.0 million shares of Spartacus Class A common stock at approximately $10.15 per share.

o)	Reflects the recapitalization of NextNav preferred convertible preferred stock.

p)	Reflects the recapitalization of NextNav common stock.

Note 3. Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and for the period from August 10, 2020 (inception) through December 31, 2020 (as restated), and for the year then ended are as follows:

a)	Reflects the reduction of interest expense for the six months ended June 30, 2021 and for the year ended December 31, 2020 as result of the payoff of NextNav’s senior secured loan facility.

b)	Reflects the incremental expense for the unvested portion of the two Class D Preferred Units warrants issued by NextNav to AT&T, which for the purposes of the pro forma condensed combined statement of operations for the year ended December 31, 2020 is assumed to have occurred on January 1, 2020. The unvested portion is deemed to be equivalent to the fair value of the vested portion of the two Class D Preferred Units warrants at June 30, 2021. The information is provided for illustrative purposes only, and the fair value of the unvested portion of the AT&T Holdings Warrants may significantly differ upon the consummation of the Business Combination.

c)	Reflects the incremental expense for the unvested portion of the Class A Common Units warrant issued by NextNav to AT&T which vests upon consummation of the Business Combination, and for the purposes of the pro forma condensed combined statement of operations for the year ended December 31, 2020 is assumed to have occurred on January 1, 2020. The unvested portion is deemed to be equivalent to the fair value of the vested portion of the Class A Common Units warrant at June 30, 2021. The information is provided for illustrative purposes only, and the fair value of the unvested portion of the AT&T Holdings Warrants may significantly differ upon the consummation of the Business Combination.

d)	Reflects the elimination of the AT&T Holdings Warrants based on the election made by AT&T to exchange its AT&T Holdings Warrants for the AT&T Shelf Warrant. The value of the AT&T Shelf Warrant upon the exchange date is assessed by the Company to closely approximate the combined value of the AT&T Holdings Warrants, which for the purposes of the pro forma condensed combined statement of operations for the year ended December 31, 2020, is assumed to have occurred on January 1, 2020. The information is provided for illustrative purposes only, and the fair value of the existing warrant may significantly differ upon the consummation of the Business Combination.

e)	Reflects the elimination of NextNav’s fair value adjustments related to warrants, other than the AT&T Holdings Warrants, accounted for as liabilities due to the i) exercise of the warrants upon the close of the Mergers and ii) the reclassification of the remaining unexercised warrants to permanent equity and discontinuing to account for these at fair value on a recurring basis.

Note 4. Loss Per Share

Pro Forma Weighted Average Shares (Basic and Diluted)

The following pro forma weighted average shares calculations have been performed for the six months ended June 30, 2021 and for the period from August 10, 2020 (inception) through December 31, 2020 (as restated). The unaudited condensed combined pro forma loss per share (“LPS”), basic and diluted, are computed by dividing loss by the weighted-average number of shares of common stock outstanding during the period.

Prior to the Business Combination, Spartacus had two classes of common stock shares: Class A shares and Class B shares. The Class B shares were held by the Sponsor. In connection with the closing of the Business Combination, each currently issued and outstanding share of Class B common stock not forfeited automatically converted on a one-for-one basis, into shares of Class A common stock. Immediately thereafter, each currently issued and outstanding share of Class A common stock automatically converted one-for-one basis, into shares of the Company.

Spartacus had 10 million outstanding public warrants sold during the initial public offering and 8.75 million warrants sold in a private placement to purchase an aggregate of 18.75 million Class A shares simultaneous to the initial public offering. The warrants were exercisable at $11.50 per share which exceeded the current market price of the Spartacus’s Class A common stock. These warrants were considered anti-dilutive and excluded from the LPS calculation as the exercise price exceeds the average market value of the common stock price during the applicable period.

The AT&T Shelf Warrant issued by NextNav entitles AT&T to purchase an aggregate of 4,351,662 shares of the Company’s common stock at an exercise price of $0.01. The exercise price represents little consideration compared to the estimated price of Spartacus’s Class A common stock of $10.00 and there are no other vesting conditions or contingencies associated with them. Accordingly, they will be included in the pro forma LPS calculation during the applicable period.

Upon the closing, the board of directors authorized and approved the grant of restricted stock units under the Omnibus Incentive Plan. Awards granted under the Omnibus Plan above are antidilutive and excluded from pro forma diluted LPS. As a result, pro forma diluted LPS is the same as pro forma basic LPS for the periods presented.

	For the six- months ended June 30, 2021		For the year ended December 31, 2020
	Pro-Forma Combined Assuming No Redemptions	Pro-Forma Combined Assuming Maximum Redemptions	Pro-Forma Combined Assuming No Redemptions	Pro-Forma Combined Assuming Maximum Redemptions
Pro forma net loss (in thousands)	$(25,786)	$(25,786)	$(35,457)	$(35,457)
Basic and Diluted weighted average shares outstanding	117,243,340	103,206,053	117,243,340	103,206,053
Pro Forma Basic and Diluted loss per share	$(0.22)	$(0.25)	$(0.30)	$(0.34)

Pro Forma Basic and Diluted weighted average shares
NextNav Stockholders	67,391,678	67,391,678	67,391,678	67,391,678
AT&T Shelf Warrant	4,351,662	4,351,662	4,351,662	4,351,662
Spartacus Founder Shares	5,000,000	5,000,000	5,000,000	5,000,000
Spartacus Public Stockholders	20,000,000	5,962,713	20,000,000	5,962,713
Spartacus PIPE Investors	20,500,000	20,500,000	20,500,000	20,500,000
Total Pro Forma Basic and Diluted weighted average shares	117,243,340	103,206,053	117,243,340	103,206,053